UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2022 (July 1, 2022)

MARIJUANA COMPANY OF AMERICA, INC.

(Exact Name of Registrant as Specified in Charter)

Utah	000-27039	98-1246221
(State or jurisdiction of	(Commission File	(IRS Employer
incorporation or organization)	Number)	Identification No.)

633 W. 5th Street, Suite 2826

Los Angeles, California ,90071

Telephone: (888) 777-4362

(Address and Telephone Number of Registrant’s Principal
Executive Offices and Principal Place of Business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MCOA	None

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Unless otherwise provided in this Current Report on Form 8-K, all references to “we,” “us,” “Company,” “our,” “Marijuana Company of America,” “MCOA,” or the “Registrant” refer to the parent entity, Marijuana Company of America, Inc., a Utah corporation. Unless otherwise indicated in this Current Report on Form 8-K, all references to the Company’s board of directors shall refer to the board of directors of Marijuana Company of America, Inc., a Utah corporation.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 1, 2022, the Board of Directors of MCOA accepted the resignation of director Marco Guerrero from the Company’s Board of Directors. Mr. Guerrero’s resignation was not the result of any disagreement with the Company, known to an executive officer of the Registrant, as defined in 17 CFR 240.3b-7, on any matter relating to the registrant’s operations, policies or practices.

Mr. Guerrero has served as a member of our Board of Directors since June 12, 2020. As previously disclosed in our Current Report on Form 8-K filed on October 1, 2020, the Company entered into two Joint Venture Agreements with Marco Guerrero to produce, manufacture, market and sell the Company’s hempSMART™ products in Latin America. The Joint Venture Agreements were disclosed as related party transactions under relevant statutes in the Current Report on Form 8-K filed on October 1, 2020. As our hempSMART™ joint venture operations in Latin America expand, the Company and Mr. Guerrero believe that his resignation from the Board is in the best interests of the Company and its shareholders, both to eliminate any potential related party conflicts and to allow Mr. Guerrero to focus completely on our Brazilian joint venture.

Mr. Guerrero will continue to work with the Company as a non-executive advisor to our wholly-owned subsidiary Hempsmart Global, Inc., the parent company to our Latin American hempSMART™ joint venture. In connection with his new role, Mr. Guerrero will continue to be paid a base salary of $5,000 per quarter. Mr. Guerrero will enter into an advisory agreement with the Company reflecting the foregoing provisions effective on July 1, 2022.

In connection with Mr. Guerrero’s resignation from the Board of Directors of MCOA, the Board intends to review new director candidates using the independence standards of the New York Stock Exchange (“NYSE”) and the Securities and Exchange Commission with the intention of appointing an independent director within the meaning of the applicable NYSE listing standards currently in effect and within the meaning of Section 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARIJUANA COMPANY OF AMERICA, INC.

By: /s/ Jesus M. Quintero
Date: July 8, 2022	Name: Jesus M. Quintero Title: Chief Executive Officer